Inventories	12 Months Ended
Dec. 31, 2018
Inventory Disclosure [Abstract]
Inventories	Inventories
We use the last-in, first-out (LIFO) method for the majority of our inventories located in the continental U.S. Other inventories are valued by the first-in, first-out (FIFO) method. FIFO cost approximates current replacement cost. Inventories measured using LIFO must be valued at the lower of cost or market. Inventories measured using FIFO must be valued at the lower of cost or net realizable value.
Inventories at December 31 consisted of the following:

	2018	2017
Finished products	$577.8	$759.4
Work in process	2,057.8	2,117.7
Raw materials and supplies	426.1	418.4
Total (approximates replacement cost)	3,061.7	3,295.5
Increase (reduction) to LIFO cost	36.4	100.5
Inventories	$3,098.1	$3,396.0

Inventories valued under the LIFO method comprised $1.37 billion and $1.33 billion of total inventories at December 31, 2018 and 2017, respectively.